UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Efficient Equity Fund	August 31, 2022
PREFX	Investor Class
TEEFX	I Class
T. ROWE PRICE Tax-Efficient Equity Fund

HIGHLIGHTS

■	The Tax-Efficient Equity Fund outperformed the Lipper Multi-Cap Growth Funds Index by a solid margin in the last six months.

■	The fund’s tax efficiency since its inception was 99.81%, which means that the portfolio’s after-tax returns are very close to its pretax returns. While most managers of equity portfolios are only concerned about pretax returns—which usually result in large annual distributions of taxable capital gains and after-tax returns that are materially lower than their pretax returns—our focus on after-tax returns makes this fund nearly unique.

■	Outrageously high inflation is forcing the Federal Reserve to be very aggressive as it raises interest rates. Bonds remain unattractive as inflation-adjusted interest rates remain negative. Stocks also face challenges as the economy slows, but while everyone’s financial goals may vary, we believe that they are a better option for long-term investors. Trying to time the equity market would be a mistake. Determining when to get back in is a lot harder than deciding when to get out.

■	We believe that adhering to the basic tenets of our strategy has made it successful over the long term and that our disciplined investment process will continue to produce favorable pretax and after-tax results over time.

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*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of your fund’s fiscal year, the six-month period ended August 31, 2022, as investors contended with geopolitical turmoil, persistently high inflation, tightening financial conditions, and slowing growth.

Equity markets struggled during the period, with most major benchmarks finishing in the red. Higher interest rates caused investors to place less value on a company’s future earnings, punishing high-growth areas of the market in particular. Within the large-cap S&P 500 Index, nearly all sectors declined, with communication services, financials, consumer discretionary, and information technology faring worst. Energy and utilities were the only bright spots as oil prices jumped in response to Russia’s invasion of Ukraine and as investors turned toward traditionally defensive sectors amid mounting recession fears.

Inflation remained the leading concern for investors throughout the period. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic, exerted upward pressure on consumer demand and prices. Near the end of the period, some measures of inflation, such as the consumer price index (CPI), seemed to be retreating from recent peaks. The July CPI report (the last to be issued during our reporting period) showed that prices remained unchanged from the prior month, although the index reading was up 8.5% on a year-over-year basis.

In an attempt to tame runaway inflation, the Federal Reserve rapidly enacted a hawkish monetary playbook, raising rates for the first time since late 2018 and enacting a total of four rate increases in quick succession. The policy moves included hikes of 25, 50, 75, and 75 basis points, lifting the Fed’s policy rate from near zero at the beginning of the period to a range of 2.25% to 2.50% by period-end. In addition, the central bank began reducing its holdings of U.S. Treasuries and mortgage-backed securities in June. Near the end of the period, hawkish comments from central bank officials—including Fed Chair Jerome Powell at the Kansas City Fed’s annual Jackson Hole economic symposium—indicated that they would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down.

U.S. Treasury yields rose across the yield curve as the market reacted to the Fed’s hawkish turn. Yields of shorter-maturity Treasuries increased the most during the period, with the two-year Treasury note yield rising to its highest level since 2007. By the end of the period, the 2-year/10-year segment of the yield curve was inverted, which historically has been considered an indicator of a coming recession.

The rising yield environment weighed on returns across the fixed income universe. Municipal bonds were pressured by higher Treasury yields, but the tax-free sector held up better than Treasuries during the period. Although municipals experienced outflows, a drop in new issuance amid higher borrowing costs provided technical support. Driven by signs of a slowing economy, lower-rated municipal debt generally underperformed.

We continue to live and invest in an unprecedented macroeconomic environment. The bear market in the U.S. is particularly unusual in that it is taking place in conjunction with a tight labor market featuring record-high job openings and historically low unemployment. Looking ahead, investors are likely to remain focused on whether the Fed can achieve a soft landing by taming inflation without sending the economy into recession. Outside the U.S., we believe that the probability of a recession is higher due to the implications of the Russian invasion of Ukraine, soaring energy prices, and persistent inflation. In our view, this environment makes skilled active management a critical tool for identifying risks and opportunities. Our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

Growth stocks struggled in the first half of the fund’s fiscal year, as inflation and rising interest rates led to concerns about slowing economic and corporate earnings growth. The Tax-Efficient Equity Fund returned -12.94% in the six-month period ended August 31, 2022. As shown in the Performance Comparison table, it slightly underperformed its benchmark, the Russell 3000 Growth Index, but outperformed the Lipper Multi-Cap Growth Funds Index by a solid margin. (Performance for the fund’s I Class shares will vary due to a different fee structure. The fund’s I Class shares are designed to be sold to various institutional investors and generally require a minimum initial investment of $500,000. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s performance versus the Russell benchmark benefited from our stock selection in many sectors, particularly health care, consumer discretionary, and financials. However, the poor performance of our information technology holdings essentially offset the benefits of our stock selection elsewhere. Also, our underweight in the consumer staples sector—which held up well over the last six months—worked against us, though our stock choices in the sector were helpful.

In the health care space, two of our better-performing holdings were UnitedHealth Group and McKesson. The former is a health insurer whose shares were buoyed by strong earnings. We like its diversified business mix and believe that its Medicare Advantage offerings and its Optum subsidiary will be drivers of long-term growth. The latter is the largest North American distributor of drugs—including coronavirus vaccines—and ambulatory medical-surgical supplies. Shares surged as the company reported excellent financial results and agreed to settle a large number of opioid lawsuits with state and local governments. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the consumer discretionary sector, which has struggled due to the macro environment, our stakes in O’Reilly Automotive and AutoZone produced good returns. These retailers and wholesalers of automotive replacement parts and accessories continued to produce solid earnings, helped by their ability to pass higher costs through to customers. Our stake in Dollar General performed very well, as lower-income consumers and, increasingly, middle-income customers have favored this discount retailer. We also like that the company is fairly insulated from Amazon.com. Speaking of which, our investment in Amazon.com declined materially in the last six months. However, our underweight versus the benchmark helped the fund’s relative performance. We are increasingly concerned about the company’s capital allocation and complexity.

In the financials sector, our sizable stake in credit rating agency S&P Global decreased in value, but it outperformed the broad sector. Also, some of our insurance-related companies, such as Progressive, Marsh & McLennan, and Arthur J. Gallagher, produced positive returns. Property and casualty pricing is currently robust, but we prefer the brokerage firms, as they have less volatile and higher-return-on-capital business models versus underwriters.

On the other hand, our information technology stock choices detracted from the portfolio’s relative performance. While our large stakes in tech giants Apple and Microsoft held up better than the broad sector, our underweights versus the benchmark—as with Amazon.com, reflecting our bias toward mid-caps and companies earlier in their life cycles—hurt relative results. Several of our smaller positions in technology companies fared poorly in both absolute and relative terms, including Shopify, which provides an online commerce platform for small to mid-size businesses; semiconductor company NVIDIA; and Salesforce, a leading provider of customer relationship management (CRM) software applications.

Our underweight to consumer staples, which reflects our belief that most companies in the sector are mature and fairly valued, hurt the fund’s relative performance. However, a few of our holdings produced positive absolute returns, including Constellation Brands, which imports the Corona and Modelo beer brands; chocolate maker Hershey; Darling Ingredients, a rendering company with an attractive positioning in the market for renewable diesel; and BJ’s Wholesale Club Holdings, one of the largest warehouse club operators in the U.S.

Since its inception, the fund has made only minimal taxable distributions, reflecting our attempts to generate strong, long-term after-tax returns. Its tax efficiency since its inception on December 29, 2000, through August 31, 2022, was 99.81%, which means that the portfolio’s after-tax returns are very close to its pretax returns. (The fund’s tax efficiency ratio is calculated by dividing its after-tax return by its pretax return.) While most managers of equity portfolios are only concerned about pretax returns—which usually result in large annual distributions of taxable capital gains and after-tax returns that are materially lower than their pretax returns—our focus on after-tax returns makes this fund nearly unique among its peers. To help us minimize taxable events, we work to keep the portfolio’s turnover rate low. The 18.90% portfolio turnover rate over the last 12 months reflects our efforts to keep the realization of capital gains low. This number also reflects that, in light of the current market environment, we have been active in recognizing losses in the portfolio.

How is the fund positioned?

Some of the portfolio’s fundamental characteristics were similar to those of the Russell 3000 Growth Index benchmark. For example, its historical earnings growth rate over the last five years (22.4%) matched that of the index, as did its 12-month forward price/earnings (P/E) ratio (25.4). However, the portfolio’s projected long-term earnings growth rate (14.4%) was a little higher than that of the benchmark (13.7%), while the return on equity (ROE) of the portfolio’s holdings (32.0%) was lower than that of the Russell 3000 Growth Index (38.1%). We consider a high ROE—which measures how effectively and efficiently a company and its management are using stockholder investments—to be desirable, though we do not necessarily seek companies with the highest ROEs. As our longer-term shareholders know, we prefer businesses with steady and sustainable growth and profitability, instead of companies whose growth and profitability are unsustainably high.

The portfolio’s investment-weighted median market capitalization at the end of August was about $108.1 billion versus $231.3 billion for the benchmark. We favor mid-cap stocks over larger companies, as mentioned earlier, because we believe mid-caps offer better long-term growth potential, especially considering the strong outperformance of large-cap growth stocks over other investment styles in the last five years. The Russell 1000 Growth Index produced an average annual total return of 14.78% in the five-year period ended August 31, 2022, versus 10.16% for the Russell Midcap Growth Index and 6.69% for the Russell 2000 Growth Index. Historically, stocks of the largest companies have lower volatility than smaller-cap shares, but also lower returns.

We continue to focus our efforts on stock selection, and we do not make major sector bets. In addition, we keep our cash position very low because successful market timing is virtually impossible. As shown in the Sector Diversification table, the fund’s information technology allocation, at 42.4% of assets, was our largest in absolute terms and matched that of the benchmark. We are broadly diversified in the tech sector in light of its volatility.

Our second-largest sector allocation in absolute terms was consumer discretionary, and this was an underweight versus the Russell index. In this sector, which includes an eclectic assortment of businesses, including retailers, restaurants, and casinos, we seek companies with good business models, excellent cash flow, and other favorable attributes that leave them in a position of relative strength. We emphasize leading companies within their respective niches and avoid retailers that Amazon.com can easily attack.

In health care, one of our largest sector overweights, we are reasonably diversified but favor managed care companies reflective of demographic factors and desires for increased access to health care services, as well as health care equipment and supplies companies. To a lesser extent, we also look for innovative biotechnology companies with promising products that address large, unmet medical needs.

Elsewhere in the portfolio, we are underweighting consumer staples, mentioned earlier, as well as communication services, where it is difficult to find attractively valued companies with reasonable growth prospects. However, we are overweighting the financials sector, where we look for differentiated companies, such as capital markets companies, with high returns on invested capital.

What is portfolio management’s outlook?

Outrageously high inflation is forcing the Federal Reserve to be very aggressive as it raises interest rates. Bonds remain unattractive as inflation-adjusted interest rates remain negative. Stocks also face challenges as the economy slows, but while everyone’s financial goals may vary, we believe that they are a better option for long-term investors. We would not be surprised to see corporate earnings decline in the months ahead due to macroeconomic headwinds, but our focus is on a longer-term time frame, as we seek enduring businesses that can perform well throughout economic cycles. That said, one should remain fully invested and avoid market timing. The odds against success are very high, and to be successful, one must be right twice. Making the correct call on when to get back into the market is much more challenging. One of the key disciplines we have had since the fund’s inception is to be fully invested.

Investor sentiment toward the capital markets this year has clearly shifted from a speculative view to a more sobering view amid rising interest rates and recession fears. Stocks with a lower beta have outperformed the most speculative investments for much of the year. The highest-yielding companies have also held up well, as inflation and falling bond prices have prompted yield-seeking investors to shift from bonds to stocks with high dividend yields. Rising inflation, which reduces the real value of corporate debt liabilities, has also supported stocks of companies with the most leverage.

Large-cap stocks have continued to outperform small-caps, but there has been a meaningful mean reversion between value and growth stocks, with the former substantially outperforming in the year-to-date period. Over a five-year period, however, growth stocks have topped value. Initial public offering (IPO) activity, which was remarkable in 2021, has been sluggish this year. In fact, the second quarter was one of the slowest quarters for IPOs since 2009, in the aftermath of the 2008 global financial crisis. Merger and acquisition (M&A) and private-equity activity have also been lacking.

Despite varying environments in which growth stocks have occasionally lagged other investment styles, we are pleased to report that the fund has outperformed its Lipper peer group index on a pretax basis over the 1-, 5-, and 10-year periods ended August 31, 2022. We believe that adhering to the basic tenets of our strategy—staying fully invested, focusing on longer-term investment horizons, favoring quality companies, and factoring valuations and risks into our portfolio decisions—has made it successful over the long term. We also believe that our disciplined process of researching and selecting reasonably priced growth companies with attractive attributes will continue to produce favorable pretax and after-tax results over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EFFICIENT EQUITY FUND

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform when compared with other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, the fund’s attempts at investing in a tax-efficient manner could cause it to underperform similar funds that do not make tax efficiency a primary focus.

BENCHMARK INFORMATION

Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

(Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

August 31, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.5%		
COMMUNICATION SERVICES 6.4%		
Entertainment 0.4%		
Electronic Arts	10,500	1,332
Netflix (1)	4,900	1,096
Spotify Technology (1)	2,500	270
Take-Two Interactive Software (1)	1,152	141
		2,839
Interactive Media & Services 5.7%		
Alphabet, Class C (1)	348,080	37,993
IAC/InterActiveCorp (1)	1,746	112
Match Group (1)	20,123	1,138
Meta Platforms, Class A (1)	10,000	1,629
Snap, Class A (1)	12,000	131
ZoomInfo Technologies (1)	2,934	133
		41,136
Media 0.1%		
Cable One	100	114
Fox, Class B	8,200	259
Omnicom Group	3,800	254
		627
Wireless Telecommunication Services 0.2%		
T-Mobile U.S. (1)	10,273	1,479
		1,479
Total Communication Services		46,081
CONSUMER DISCRETIONARY 14.9%		
Auto Components 0.0%		
Aptiv (1)	1,410	132
		132
Automobiles 2.8%		
Ferrari	2,240	436
Tesla (1)	72,975	20,113
		20,549
Distributors 0.2%		
Pool	3,681	1,249
		1,249
Diversified Consumer Services 0.2%		
Bright Horizons Family Solutions (1)	700	48
Service Corp. International	17,480	1,078
		1,126

Hotels, Restaurants & Leisure 2.7%		
Airbnb, Class A (1)	13,472	1,524
Booking Holdings (1)	607	1,139
Caesars Entertainment (1)	7,600	328
Chipotle Mexican Grill (1)	2,700	4,311
Darden Restaurants	1,600	198
Domino's Pizza	4,037	1,501
DraftKings, Class A (1)	4,000	64
Hilton Worldwide Holdings	30,000	3,821
MGM Resorts International	61,400	2,004
Papa John's International	2,400	194
Restaurant Brands International	16,802	991
Starbucks	20,275	1,705
Vail Resorts	1,000	225
Wynn Resorts (1)	1,600	97
Yum! Brands	12,500	1,390
		19,492
Household Durables 0.1%		
NVR (1)	250	1,035
		1,035
Internet & Direct Marketing Retail 3.8%		
Amazon.com (1)	204,580	25,935
Chewy, Class A (1)(2)	5,517	189
Etsy (1)	500	53
MercadoLibre (1)	1,900	1,625
		27,802
Leisure Products 0.0%		
Mattel (1)	15,000	332
		332
Multiline Retail 0.7%		
Dollar General	19,248	4,570
Dollar Tree (1)	1,000	135
Ollie's Bargain Outlet Holdings (1)	2,562	142
		4,847
Specialty Retail 3.5%		
AutoZone (1)	1,054	2,234
Burlington Stores (1)	1,700	238
CarMax (1)(2)	3,000	265
Five Below (1)	7,700	985
Floor & Decor Holdings, Class A (1)(2)	2,500	203
Home Depot	25,840	7,453
O'Reilly Automotive (1)	7,053	4,917
RH (1)	300	77

Ross Stores	11,200	966
TJX	31,077	1,938
Tractor Supply	15,752	2,916
Ulta Beauty (1)	5,900	2,477
Williams-Sonoma	2,800	417
		25,086
Textiles, Apparel & Luxury Goods 0.9%		
Lululemon Athletica (1)	10,360	3,107
NIKE, Class B	33,449	3,561
Skechers USA, Class A (1)	3,500	132
		6,800
Total Consumer Discretionary		108,450
CONSUMER STAPLES 3.6%		
Beverages 2.4%		
Brown-Forman, Class B	12,512	910
Constellation Brands, Class A	10,500	2,583
Diageo, ADR (2)	35,800	6,315
Keurig Dr Pepper	39,615	1,510
Monster Beverage (1)	23,228	2,063
PepsiCo	23,800	4,100
		17,481
Food & Staples Retailing 0.2%		
BJ's Wholesale Club Holdings (1)	10,500	782
Casey's General Stores	1,500	321
		1,103
Food Products 0.7%		
Darling Ingredients (1)	26,900	2,046
Hershey	7,583	1,704
McCormick	12,762	1,073
Tyson Foods, Class A	2,500	188
		5,011
Household Products 0.0%		
Church & Dwight	1,419	119
		119
Personal Products 0.3%		
Estee Lauder, Class A	7,200	1,831
		1,831
Total Consumer Staples		25,545

ENERGY 1.8%		
Energy Equipment & Services 0.0%		
Halliburton	11,000	331
		331
Oil, Gas & Consumable Fuels 1.8%		
APA	3,000	117
Cheniere Energy	16,600	2,659
Coterra Energy	52,800	1,632
Devon Energy	50,000	3,531
Diamondback Energy	2,100	280
Pioneer Natural Resources	15,200	3,849
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $15 (1)(3)(4)	5	74
Venture Global LNG, Series C, Acquisition Date: 10/16/17 - 3/8/18, Cost $216 (1)(3)(4)	58	858
		13,000
Total Energy		13,331
FINANCIALS 4.7%		
Banks 0.2%		
First Republic Bank	7,100	1,078
SVB Financial Group (1)	1,500	610
		1,688
Capital Markets 3.4%		
BlackRock	2,600	1,732
Blue Owl Capital (2)	60,700	674
Cboe Global Markets	7,679	906
Charles Schwab	23,083	1,638
CME Group	7,310	1,430
FactSet Research Systems	1,400	607
MarketAxess Holdings	4,760	1,183
Moody's	7,461	2,123
MSCI	8,100	3,639
Nasdaq	3,300	196
S&P Global	23,437	8,254
Tradeweb Markets, Class A	28,640	1,993
		24,375
Consumer Finance 0.1%		
Discover Financial Services	3,900	392
		392
Diversified Financial Services 0.3%		
Apollo Global Management	34,800	1,934
		1,934

Insurance 0.7%		
Arthur J Gallagher	6,500	1,180
Assurant	800	127
Hartford Financial Services Group	14,500	933
Marsh & McLennan	12,500	2,017
Progressive	8,833	1,083
		5,340
Total Financials		33,729
HEALTH CARE 13.7%		
Biotechnology 1.3%		
Alnylam Pharmaceuticals (1)	2,301	475
Argenx, ADR (1)(2)	1,733	655
Ascendis Pharma, ADR (1)	600	54
BioMarin Pharmaceutical (1)	3,113	278
BioNTech, ADR	16,528	2,391
Blueprint Medicines (1)	1,200	88
Exact Sciences (1)	2,600	92
Genmab, ADR (1)	24,588	873
Horizon Therapeutics (1)	1,700	101
Incyte (1)	2,059	145
Karuna Therapeutics (1)	802	205
Neurocrine Biosciences (1)	1,945	203
Regeneron Pharmaceuticals (1)	2,400	1,394
Seagen (1)	2,898	447
United Therapeutics (1)	1,200	272
Vertex Pharmaceuticals (1)	6,599	1,859
		9,532
Health Care Equipment & Supplies 2.1%		
ABIOMED (1)	2,300	596
Align Technology (1)	5,300	1,292
Cooper	614	176
Dexcom (1)	32,860	2,701
IDEXX Laboratories (1)	3,662	1,273
Insulet (1)	4,200	1,073
Intuitive Surgical (1)	16,491	3,393
Lantheus Holdings (1)	1,800	142
Novocure (1)(2)	2,500	205
Penumbra (1)	1,800	296
QuidelOrtho (1)	1,200	95
ResMed	11,700	2,573
Shockwave Medical (1)	1,000	297
STERIS	1,865	376
Teleflex	1,800	407
		14,895

Health Care Providers & Services 4.8%		
Acadia Healthcare (1)	2,300	188
Amedisys (1)	814	96
Centene (1)	15,849	1,422
CVS Health	8,700	854
Elevance Health	8,747	4,243
HCA Healthcare	3,600	712
Humana	3,053	1,471
McKesson	13,500	4,955
Molina Healthcare (1)	8,814	2,974
UnitedHealth Group	34,600	17,969
		34,884
Health Care Technology 0.4%		
Veeva Systems, Class A (1)	14,592	2,908
		2,908
Life Sciences Tools & Services 3.3%		
Agilent Technologies	15,008	1,925
Avantor (1)	99,495	2,478
Bio-Rad Laboratories, Class A (1)	2,300	1,116
Bio-Techne	5,700	1,891
Bruker	7,500	420
Danaher	12,200	3,293
Illumina (1)	3,000	605
IQVIA Holdings (1)	3,300	702
Mettler-Toledo International (1)	2,213	2,683
Repligen (1)	7,800	1,711
Thermo Fisher Scientific	11,019	6,009
West Pharmaceutical Services	2,800	831
		23,664
Pharmaceuticals 1.8%		
Catalent (1)	6,200	546
Elanco Animal Health (1)	3,614	55
Eli Lilly	25,600	7,711
Royalty Pharma, Class A	4,200	176
Zoetis	29,568	4,628
		13,116
Total Health Care		98,999
INDUSTRIALS & BUSINESS SERVICES 8.2%		
Aerospace & Defense 0.7%		
BWX Technologies	2,800	146
Hexcel	2,000	117
Howmet Aerospace	4,000	142
Huntington Ingalls Industries	1,000	230

L3Harris Technologies	3,617	825
Northrop Grumman	3,700	1,769
TransDigm Group	2,928	1,758
		4,987
Air Freight & Logistics 0.9%		
Expeditors International of Washington	2,700	278
United Parcel Service, Class B	31,426	6,112
		6,390
Airlines 0.1%		
Alaska Air Group (1)	6,000	261
Southwest Airlines (1)	6,500	239
		500
Building Products 0.4%		
A.O. Smith	3,500	198
Allegion	5,600	532
Fortune Brands Home & Security	6,300	387
Trane Technologies	8,900	1,371
Trex (1)	4,400	206
		2,694
Commercial Services & Supplies 1.6%		
Cintas	9,100	3,702
Copart (1)	20,526	2,456
IAA (1)	10,300	384
Republic Services	6,500	928
Ritchie Bros Auctioneers	3,000	208
Rollins	23,000	776
Waste Connections	24,710	3,439
		11,893
Construction & Engineering 0.1%		
Valmont Industries	2,200	609
WillScot Mobile Mini Holdings (1)	1,000	40
		649
Electrical Equipment 0.6%		
AMETEK	1,287	155
Eaton	11,500	1,571
Generac Holdings (1)	6,900	1,521
Hubbell	1,600	330
Rockwell Automation	3,472	823
		4,400
Industrial Conglomerates 0.1%		
Roper Technologies	1,842	742
		742

Machinery 0.8%		
Cummins	4,163	896
Deere	9,847	3,597
Graco	2,500	160
IDEX	925	186
Middleby (1)	2,300	331
Otis Worldwide	4,000	289
PACCAR	4,000	350
Toro	1,800	149
Westinghouse Air Brake Technologies	1,000	88
		6,046
Professional Services 1.2%		
Booz Allen Hamilton Holding	3,426	328
CoStar Group (1)	22,380	1,558
Equifax	10,614	2,003
FTI Consulting (1)	1,000	161
Leidos Holdings	1,900	181
TransUnion	34,466	2,546
Verisk Analytics	10,581	1,980
		8,757
Road & Rail 1.2%		
Canadian Pacific Railway (2)	21,188	1,586
JB Hunt Transport Services	1,309	228
Landstar System	1,400	205
Old Dominion Freight Line	9,567	2,597
Union Pacific	18,200	4,086
		8,702
Trading Companies & Distributors 0.5%		
Fastenal	20,100	1,012
Ferguson (2)	8,100	935
SiteOne Landscape Supply (1)	2,500	313
United Rentals (1)	3,700	1,081
Watsco	1,068	290
		3,631
Total Industrials & Business Services		59,391
INFORMATION TECHNOLOGY 42.0%		
Communications Equipment 0.4%		
Arista Networks (1)	11,000	1,319
Motorola Solutions	6,800	1,655
		2,974
Electronic Equipment, Instruments & Components 1.5%		
Amphenol, Class A	59,294	4,360

CDW	24,493	4,181
Cognex	5,900	248
Keysight Technologies (1)	3,918	642
Littelfuse	793	188
Zebra Technologies, Class A (1)	2,846	859
		10,478
IT Services 7.9%		
Accenture, Class A	24,836	7,164
Automatic Data Processing	4,500	1,100
Block (1)	4,000	276
Broadridge Financial Solutions	8,261	1,414
Endava, ADR (1)	1,000	101
EPAM Systems (1)	2,037	869
Euronet Worldwide (1)	1,054	94
Fiserv (1)	7,000	708
FleetCor Technologies (1)	5,800	1,233
Gartner (1)	8,100	2,311
Genpact	6,600	310
Globant (1)	1,300	274
GoDaddy, Class A (1)	2,377	180
Mastercard, Class A	43,200	14,013
MongoDB (1)	5,000	1,614
Okta (1)	6,600	603
Paychex	4,300	530
PayPal Holdings (1)	15,720	1,469
Shopify, Class A (1)	36,000	1,140
Snowflake, Class A (1)	5,246	949
SS&C Technologies Holdings	3,500	195
Twilio, Class A (1)	1,600	111
VeriSign (1)	1,292	236
Visa, Class A	100,500	19,970
WEX (1)	667	103
		56,967
Semiconductors & Semiconductor Equipment 8.3%		
Advanced Micro Devices (1)	66,651	5,657
Analog Devices	19,575	2,966
Enphase Energy (1)	8,100	2,320
Entegris	33,060	3,137
KLA	26,776	9,214
Lam Research	6,260	2,741
Lattice Semiconductor (1)	3,827	206
Marvell Technology	8,302	389
Microchip Technology	58,822	3,838
MKS Instruments	900	90
Monolithic Power Systems	9,912	4,492

NVIDIA	96,000	14,490
ON Semiconductor (1)	26,500	1,822
QUALCOMM	42,075	5,565
Silicon Laboratories (1)	1,000	125
Skyworks Solutions	2,207	218
Synaptics (1)	800	93
Taiwan Semiconductor Manufacturing, ADR	27,400	2,284
Teradyne	7,000	593
		60,240
Software 16.3%		
Adobe (1)	12,392	4,628
ANSYS (1)	2,000	497
AppLovin, Class A (1)(2)	1,500	37
Aspen Technology (1)	2,142	451
Atlassian, Class A (1)	6,391	1,583
Autodesk (1)	7,791	1,572
Bentley Systems, Class B	2,449	90
Bill.com Holdings (1)	8,392	1,358
Black Knight (1)	23,000	1,522
Cadence Design Systems (1)	22,289	3,873
Canva, Acquisition Date: 8/16/21 - 11/4/21, Cost $719 (1)(3)(4)	422	403
CCC Intelligent Solutions Holdings (1)	6,257	60
Ceridian HCM Holding (1)	5,263	314
Confluent, Class A (1)	2,528	69
Coupa Software (1)	2,100	123
Crowdstrike Holdings, Class A (1)	18,054	3,297
Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $82 (1)(3)(4)	5,133	284
Datadog, Class A (1)	13,849	1,453
Descartes Systems Group (1)	2,500	176
DocuSign (1)	2,855	166
DoubleVerify Holdings (1)	4,500	116
Dynatrace (1)	3,948	151
Fair Isaac (1)	1,300	584
Five9 (1)	3,700	363
Fortinet (1)	83,000	4,041
Gitlab, Class A (1)(2)	2,720	163
HubSpot (1)(2)	3,500	1,180
Informatica, Class A (1)(2)	5,700	126
Intuit	14,500	6,261
Manhattan Associates (1)	3,400	480
Microsoft	192,725	50,392
nCino (1)(2)	2,500	79
Palo Alto Networks (1)	7,800	4,343
Paycom Software (1)	7,648	2,686
Paycor HCM (1)(2)	4,000	118

Paylocity Holding (1)	3,500	843
Procore Technologies (1)	1,582	86
PTC (1)	12,300	1,413
Salesforce (1)	25,595	3,996
SentinelOne, Class A (1)	19,843	542
ServiceNow (1)	9,800	4,259
Snyk, Acquisition Date: 9/3/21, Cost $144 (1)(3)(4)	10,031	114
Socure, Acquisition Date: 12/22/21, Cost $159 (1)(3)(4)	9,912	121
Synopsys (1)	18,227	6,307
Tanium, Class B, Acquisition Date: 9/24/20, Cost $52 (1)(3)(4)	4,598	35
Trade Desk, Class A (1)	32,800	2,057
Tyler Technologies (1)	6,294	2,338
UiPath, Class A (1)	8,454	139
Workday, Class A (1)	7,000	1,152
Workiva (1)	487	33
Zscaler (1)	8,500	1,354
		117,828
Technology Hardware, Storage & Peripherals 7.6%		
Apple	350,300	55,074
		55,074
Total Information Technology		303,561
MATERIALS 2.3%		
Chemicals 1.5%		
Air Products & Chemicals	2,400	606
Albemarle	4,400	1,179
CF Industries Holdings	7,000	724
Corteva	21,000	1,290
Linde	6,100	1,726
Nutrien	20,500	1,881
PPG Industries	5,500	698
RPM International	4,300	401
Sherwin-Williams	9,814	2,278
		10,783
Construction Materials 0.3%		
Vulcan Materials	11,100	1,848
		1,848
Containers & Packaging 0.2%		
Avery Dennison	2,482	456
Ball	17,400	971
Sealed Air	5,000	269
		1,696
Metals & Mining 0.3%		
BHP Group, ADR (2)	27,500	1,510

Steel Dynamics	10,000	807
		2,317
Total Materials		16,644
REAL ESTATE 1.9%		
Equity Real Estate Investment Trusts 1.9%		
Alexandria Real Estate Equities, REIT	500	77
CubeSmart, REIT	45,500	2,095
Equity LifeStyle Properties, REIT	18,700	1,311
Rexford Industrial Realty, REIT	2,400	149
SBA Communications, REIT	28,934	9,411
Simon Property Group, REIT	4,000	408
		13,451
Real Estate Management & Development 0.0%		
eXp World Holdings (2)	2,300	30
		30
Total Real Estate		13,481
UTILITIES 0.0%		
Independent Power & Renewable Electricity Producer 0.0%		
Vistra	2,000	49
Total Utilities		49
Total Common Stocks (Cost $378,625)		**719,261**
CONVERTIBLE PREFERRED STOCKS 0.4%		
HEALTH CARE 0.0%		
Biotechnology 0.0%		
Caris Life Sciences, Series D, Acquisition Date: 5/11/21, Cost $137 (1)(3)(4)	16,937	112
Total Health Care		112
INFORMATION TECHNOLOGY 0.4%		
Software 0.4%		
Canva, Series A, Acquisition Date: 11/4/21, Cost $43 (1)(3)(4)	25	24
Databricks, Series F, Acquisition Date: 10/22/19, Cost $223 (1)(3)(4)	15,573	861
Databricks, Series G, Acquisition Date: 2/1/21, Cost $252 (1)(3)(4)	4,257	235
Databricks, Series H, Acquisition Date: 8/31/21, Cost $818 (1)(3)(4)	11,136	616
DataRobot, Series G, Acquisition Date: 6/11/21, Cost $186 (1)(3)(4)	6,806	36
Rappi, Series E, Acquisition Date: 9/8/20, Cost $523 (1)(3)(4)	8,757	451
Snyk, Series F, Acquisition Date: 9/3/21, Cost $240 (1)(3)(4)	16,718	190
Socure, Series A, Acquisition Date: 12/22/21, Cost $194 (1)(3)(4)	12,046	147

The accompanying notes are an integral part of these financial statements.

August 31, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. The fund has two classes of shares: the Tax-Efficient Equity Fund (Investor Class) and the Tax-Efficient Equity Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.

Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At August 31, 2022, the value of loaned securities was $9,133,000; the value of cash collateral and related investments was $9,429,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $97,841,000 and $108,675,000, respectively, for the six months ended August 31, 2022.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At August 31, 2022, the cost of investments for federal income tax purposes was $392,547,000. Net unrealized gain aggregated $340,040,000 at period-end, of which $349,148,000 related to appreciated investments and $9,108,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At August 31, 2022, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended August 31, 2022 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2022, expenses incurred pursuant to these service agreements were $52,000 for Price Associates and $121,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended August 31, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended August 31, 2022, this reimbursement amounted to $4,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract

As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board has appointed the Adviser as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	October 18, 2022